                                                                     EX-99.B9-1


                                                           AMENDED SCHEDULE A&B
                                                           ADMIN & FA AGREEMENT




                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                  ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
                                 BY AND BETWEEN
                            VAN WAGONER  FUNDS, INC.
                                      AND
                         SUNSTONE FINANCIAL GROUP, INC.

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios effective as of the date hereof:


                          VAN WAGONER  MICRO-CAP FUND

                        VAN WAGONER EMERGING GROWTH FUND

                            VAN WAGONER MID-CAP FUND

                     VAN WAGONER CAPITAL APPRECIATION FUND

                            VAN WAGONER GROWTH FUND

                         VAN WAGONER POST-VENTURE FUND

                          VAN WAGONER TECHNOLOGY FUND


This amended Schedule A is dated and effective as of this ___ day of ________, 1997.



VAN WAGONER FUNDS, INC. SUNSTONE FINANCIAL GROUP, INC.



              By: ----------------------  By: ----------------------
                    Garrett Van Wagoner          Miriam M. Allison
                    President                    President

                             AMENDED AND RESTATED
                                  SCHEDULE B
                                    TO THE
                 ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
                                BY AND BETWEEN
                           VAN WAGONER FUNDS, INC.
                                     AND
                        SUNSTONE FINANCIAL GROUP, INC.

Intending to be legally bound, the undersigned hereby amend and restate Schedule B to the aforesaid Agreement to include the following investment portfolios effective as of the date hereof:

                                                                                MINIMUM
NAME OF FUND                              ANNUAL FEES                         ANNUAL FEE
----------------------------------------------------------------------------------------
Micro-Cap              Up to $50 Million             18.0 basis points        $61,667
                       $50 Million to $100 Million   10.5 basis points
                       $100 Million to $250 Million  5.5 basis points
                       Over $250 Million             3.0 basis points
----------------------------------------------------------------------------------------
Emerging Growth        Up to $50 Million             18.0 basis points        $61,667
                       $50 Million to $100 Million   10.5 basis points
                       $100 Million to $250 Million  5.5 basis points
                       Over $250 Million             3.0 basis points
----------------------------------------------------------------------------------------
Mid-Cap                Up to $50 Million             18.0 basis points        $61,667
                       $50 Million to $100 Million   10.5 basis points
                       $100 Million to $250 Million  5.5 basis points
                       Over $250 Million             3.0 basis points
----------------------------------------------------------------------------------------
Capital Appreciation   Up to $50 Million             18.0 basis points        $61,667
                       $50 Million to $100 Million   10.5 basis points
                       $100 Million to $250 Million  5.5 basis points
                       Over $250 Million             3.0 basis points
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Growth                 Up to $50 Million             18.0 basis points       $61,667
                       $50 Million to $100 Million   10.5 basis points
                       $100 Million to $250 Million  5.5 basis points
                       Over $250 Million             3.0 basis points
----------------------------------------------------------------------------------------
Post-Venture           Up to $50 Million             18.0 basis points       $61,667
                       $50 Million to $100 Million   10.5 basis points
                       $100 Million to $250 Million  5.5 basis points
                       Over $250 Million             3.0 basis points
----------------------------------------------------------------------------------------
Technology             Up to $50 Million             18.0 basis points       $61,667
                       $50 Million to $100 Million   10.5 basis points
                       $100 Million to $250 Million  5.5 basis points
                       Over $250 Million             3.0 basis points
----------------------------------------------------------------------------------------


The Corporation shall also pay/reimburse the Administrator's out-of-pocket expenses as described in the Agreement.

This amended Schedule B is dated and effective as of this 1st day of January, 1998.


    VAN WAGONER  FUNDS, INC.             SUNSTONE FINANCIAL GROUP, INC.


    By:  _______________________         By:  ______________________
         Garrett Van Wagoner                  Miriam M. Allison
         President                            President